UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2006, Pinnacle Entertainment, Inc. issued a press release announcing the “Results of Operations and Financial Condition” for the quarter ended March 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Except as otherwise stated below, the information in this Current Report on form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Only the information in the first bulleted paragraph relating to the pending acquisition of Aztar Corporation under the heading “Recent Developments,” and the information under the headings “Note:”, and “Additional Information And Where To Find It” in Exhibit 99.1 is being filed pursuant to Rule 425 and Rule 14a-12.

Item 8.01	Other Events.

As noted in Item 2.02 above, Pinnacle Entertainment, Inc. has furnished a press release as Exhibit 99.1 to this Current Report on Form 8-K. The following portions, and the following portions only, of Exhibit 99.1 are deemed filed for purposes of Rule 425 under the Securities Act of 1933, as amended, and Rule 14a-12 under the Securities Exchange Act of 1934, as amended: the information in the first bulleted paragraph relating to the pending acquisition of Aztar Corporation under the heading “Recent Developments”, and the information under the headings “Note:”, and “Additional Information And Where To Find It”.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated May 2, 2006, issued by Pinnacle Entertainment, Inc. (See Items 2.02 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed)

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SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: May 2, 2006	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release dated May 2, 2006, issued by Pinnacle Entertainment, Inc.

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